SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report December 1, 2000
                                        ----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                  1-3950                                38-0549190
                  ------                                ----------
         (Commission File Number)              (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan                     48126
 --------------------------------------                     -----
(Address of principal executive offices)                   (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

Item 5.  Other Events.
----------------------

     Our news release dated December 1, 2000 concerning U.S. retail sales of Ford vehicles in November 2000, filed as Exhibit 20 to this report, is incorporated by reference herein. Ford's North American Production and Overseas Sales schedule dated December 1, 2000, filed as Exhibit 99 to this report, is incorporated by reference herein.

     As shown in the schedule filed as Exhibit 99 to this report, total North American production and imports planned for the fourth quarter of 2000 has been reduced by 45,000 units from the amounts shown in the November 1, 2000 issue of the schedule. Of the 45,000 unit reduction, 38,000 represents lower production in North America and 7,000 represents fewer imports of Volvo, Jaguar, Land Rover and Fiesta models into North America. The North American production cuts are about evenly split between car and truck models.

     In addition, planned fourth quarter 2000 overseas sales to dealers is now 28,000 units fewer than was shown on the November 1, 2000 issue of the schedule. Most of this reduction is attributable to European production cuts, which includes lower production of the Mondeo model because of a key component shortage resulting from flooding at a supplier's facility.

     Taking into account these production and sales reductions, we expect our fourth quarter 2000 earnings to be about 10 cents per share lower than current security analysts' estimates of about 85 cents per share for the fourth quarter.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
----------------------------------------------------------------------------

                                    EXHIBITS
                                    --------

Designation          Description                        Method of Filing
-----------          -----------                        ----------------

Exhibit 20           News Release dated
                     December 1, 2000                   Filed with this Report

Exhibit 99           North American Production and
                     Overseas Sales schedule dated
                     December 1, 2000                   Filed with this Report

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                              FORD MOTOR COMPANY
                                              -------------------------------
                                              (Registrant)


Date:  December 1, 2000                       By:/s/Peter Sherry, Jr.
                                                 ----------------------------
                                                 Peter Sherry, Jr.
                                                 Assistant Secretary


                                  EXHIBIT INDEX
                                  -------------



Designation                Description
-----------                -----------

Exhibit 20                 News Release dated December 1, 2000

Exhibit 99                 North American Production and
                           Overseas Sales schedule dated
                           December 1, 2000